Exhibit 99.1

BROCADE CONTACTS

Public Relations John Noh Tel: 408-333-5108 jnoh@brocade.com	Investor Relations Robert Eggers Tel: 408-333-8797 reggers@brocade.com

Brocade Reports Q2 FY2011 Results

Revenues grow nearly 10% year-over-year driven by Storage and Enterprise/

Service Provider Ethernet businesses

SAN JOSE, Calif., May 19, 2011 — Brocade® (NASDAQ: BRCD) today reported financial results for its second fiscal quarter ended April 30, 2011. Brocade recorded quarterly revenues of $550 million, representing an increase of 9.8% year-over-year and resulting in diluted earnings per share (EPS) of $0.06 on a GAAP basis and $0.13 on a non-GAAP basis.

In the quarter, Brocade saw product revenue growth of 17% year-over-year in its storage networking business driven by strong revenues across the product portfolio that included over 20% growth for both backbone/director and Server product revenues. Brocade also saw its Enterprise and Service Provider Ethernet businesses revenue grow 24% year-over-year led by its EMEA, Americas and Asia Pacific geographies. Overall Ethernet business revenue was up 1% year-over-year as lower Federal Ethernet revenue offset the growth in Enterprise and Service Provider businesses. Brocade exceeded its expectations for non-GAAP EPS and non-GAAP operating margin in the quarter.

“Brocade executed well in Q2 delivering nearly 10 percent growth year-over-year in revenue driven by strong performances in our Ethernet business among enterprises and service providers and stronger-than-expected performance in our SAN business,” said Michael Klayko, CEO of Brocade. “We are excited about our opportunities going forward as there is no doubt that the networking industry is in the beginning stages of a new innovation cycle driven by the IT imperatives of virtualization and cloud computing. We believe that Brocade has established a clear leadership position by out-innovating the rest of the industry and delivering purpose-built solutions to customers well-ahead of the competition.”

In addition to this press release, Brocade management has posted prepared comments and slides on its Fiscal Q2 results and Fiscal Q3 outlook at www.brcd.com. Brocade will host a live webcast conference call to answer questions from investors and analysts today at 2:30 p.m. Pacific time. Questions may also be submitted in advance to ir@brocade.com.

Other Q2 product, customer and partner announcements are available at http://newsroom.brocade.com/.

Financial Highlights and Additional Financial Information

	Q2 2011	Q1 2011	Q2 2010
Revenue	$550M	$546M	$501M
GAAP net income	$28M	$27M	$22M
Non-GAAP net income	$63M	$61M	$63M
GAAP EPS – diluted	$0.06	$0.06	$0.05
Non-GAAP EPS – diluted	$0.13	$0.12	$0.13
Non-GAAP gross margin (1)	63.5%	62.0%	62.7%
Non-GAAP operating margin	18.2%	17.1%	20.5%
Adjusted EBITDA (2)	$123M	$114M	$116M
Cash provided by operations	$114M	$118M	$68M

•	Q2 effective GAAP tax rate was (2.3)% and non-GAAP effective tax rate was 20.7%.

•	Q2 total Storage Area Networking (SAN) port shipments were approximately 1.2 million.

Brocade

130 Holger Way, San Jose, CA. 95134

T. 408.333.8000 F. 408.333.8101

www.brocade.com

Please see important note of explanation on Non-GAAP measures below, including a detailed reconciliation between GAAP and Non-GAAP information in the tables included herein.

	Q2 2011	Q1 2011	Q2 2010
As a % of total revenues
OEM revenues	64%	66%	63%
Channel/Direct revenues	36%	34%	37%
10% or greater customer revenues	53%	47%	44%
Domestic revenues	62%	59%	65%
International revenues	38%	41%	35%
Data Storage Revenues	60%	61%	56%
Ethernet Products Revenues	23%	23%	26%
Global Services Revenue	17%	16%	18%
Ethernet Business Revenues (3)	29%	28%	31%
As a % of Ethernet Business Revenues (3):
Enterprise, excluding Federal	61%	61%	47%
Federal	12%	13%	28%
Service Provider	27%	26%	25%

	Q2 2011	Q1 2011	Q2 2010
Cash, cash equivalents and investments	$466M	$416M	$290M
Deferred revenues	$272M	$265M	$247M
Capital expenditures	$27M	$23M	$62M
Total debt, net of discount	$836M	$892M	$981M
Days sales outstanding	50 days	46 days	54 days
Employees at end of period	4,762	4,721	4,245

1)	Q2 2010 is as adjusted due to the reclassification of system engineer costs from cost of revenues to sales and marketing expenses.
2)	Adjusted EBITDA is as defined in the Term Debt Credit Agreement.
3)	Ethernet Business revenues include product and support revenues.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. In evaluating Brocade’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.

Management believes that non-GAAP financial measures used in this press release allow management to gain a better understanding of Brocade’s comparative operating performance both from period to period, and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate Brocade’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with Brocade’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Brocade’s ongoing operating results;

•	the ability to make more meaningful comparisons of Brocade’s operating performance against industry and competitor companies;

•	the ability to better identify trends in Brocade’s underlying business and to perform related trend analysis;

•	a better understanding of how management plans and measures Brocade’s underlying business; and

•	an easier way to compare Brocade’s most recent results of operations against investor and analyst financial models.

Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of Brocade’s continuing operations. Management believes that it is appropriate to evaluate Brocade’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with certain pre-acquisition litigation, (ii) legal fees associated with indemnification obligations and other related costs, net, (iii) acquisition and integration costs, (iv) loss on sale of property, and (v) interest expense related to adoption of new standard relating to convertible debt instruments.

Management also excludes the following non-cash charges in determining non-GAAP net income (i) stock-based compensation expense and (ii) amortization of purchased intangible assets. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for Brocade’s newly acquired and long-held businesses.

Finally, management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.

Limitations These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering Brocade’s GAAP results. The non-GAAP financial measures that Brocade uses are not prepared in accordance with, and should not be considered an alternative to measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measurements of Brocade’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measurements reported by other companies.

Cautionary Statement

This press release contains statements that are forward-looking in nature, including statements regarding the networking industry, Brocade’s Ethernet fabric solutions and competitor offerings, and business in the Federal sector. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, Brocade’s ability to capitalize on new Brocade sales and marketing initiatives, including expanded go-to-market activities in our Ethernet business, customer adoption of Brocade’s Ethernet fabric solutions, changes in IT spending levels in one or more of our target markets including the government sector, Brocade’s ability to continue to successfully innovate new products and services on a timely basis and achieve widespread market acceptance, and the effect of increasing market competition and changes in the industry. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 29, 2011. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise

About Brocade

Brocade® (NASDAQ GS: BRCD) develops extraordinary networking solutions that enable today’s complex, data-intensive businesses to optimize information connectivity and maximize the business value of their data. For more information, visit www.brocade.com.

# # #

Brocade (NASDAQ: BRCD) networking solutions help the world’s leading organizations transition smoothly to a world where applications and information reside anywhere. (www.brocade.com) Brocade, the B-wing symbol, BigIron, DCFM, DCX, Fabric OS, FastIron, IronView, NetIron, SAN Health, ServerIron, TurboIron, and Wingspan are registered trademarks, and Brocade Assurance, Brocade NET Health, Brocade One, Extraordinary Networks, MyBrocade, VCS, and VDX are trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. Other brands, products, or service names mentioned are or may be trademarks or service marks of their respective owners.

© 2011 Brocade Communications Systems, Inc. All Rights Reserved.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	Apr 30, 2011	May 1, 2010	Apr 30, 2011	May 1, 2010
Net revenues
Product	$459,028	$409,885	$916,318	$858,970
Service	90,869	91,098	179,596	181,505

Total net revenues	549,897	500,983	1,095,914	1,040,475
Cost of revenues (1)
Product (1)	171,075	161,042	348,691	326,819
Service (1)	48,680	44,451	95,937	89,028

Total cost of revenues	219,755	205,493	444,628	415,847

Gross margin	330,142	295,490	651,286	624,628
Operating expenses:
Research and development	91,941	89,351	183,349	179,433
Sales and marketing (1)	156,979	132,019	309,646	254,079
General and administrative	18,469	15,941	36,559	32,180
Legal fees associated with indemnification obligations and other related costs, net	—	277	124	578
Amortization of intangible assets	15,023	16,190	31,213	33,242
Acquisition and integration costs	—	—	—	204

Total operating expenses	282,412	253,778	560,891	499,716

Income from operations	47,730	41,712	90,395	124,912
Interest and other income (loss), net	27	(903)	376	(831)
Interest expense	(20,745)	(19,522)	(42,291)	(41,595)
Gain (loss) on sale of investments and property, net	(11)	253	(17)	(8,575)

Income before income tax provision (benefit)	27,001	21,540	48,463	73,911
Income tax provision (benefit)	(612)	(840)	(6,329)	436

Net income	$27,613	$22,380	$54,792	$73,475

Net income per share – basic	$0.06	$0.05	$0.12	$0.17

Net income per share – diluted	$0.06	$0.05	$0.11	$0.15

Shares used in per share calculation – basic	473,209	442,816	469,158	440,948

Shares used in per share calculation – diluted	501,511	479,166	496,338	481,714

(1)	The three and six months ended May 1, 2010 is as adjusted due to the reclassification of system engineer costs from cost of revenues to sales and marketing expenses.

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	Apr 30, 2011	Oct 30, 2010
Assets
Current assets:
Cash and cash equivalents	$463,562	$333,984
Short-term investments	2,027	1,998

Total cash, cash equivalents and short-term investments	465,589	335,982
Accounts receivable, net	302,784	329,564
Inventories	93,163	76,808
Deferred tax assets	67,145	67,080
Prepaid expenses and other current assets	68,390	65,017

Total current assets	997,071	874,451
Property and equipment, net	539,300	539,117
Goodwill	1,638,931	1,644,950
Intangible assets, net	283,854	344,000
Non-current deferred tax assets	222,994	203,454
Other assets	47,787	48,203

Total assets	$3,729,937	$3,654,175

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$138,530	$147,130
Accrued employee compensation	117,480	91,688
Deferred revenue	205,187	185,623
Current liabilities associated with facilities lease losses	4,566	5,992
Current portion of capital lease obligations	1,813	1,761
Current portion of term loan	34,542	28,779
Other accrued liabilities	101,357	108,310

Total current liabilities	603,475	569,283
Non-current capital lease obligations, net of current portion	5,862	6,782
Term loan, net of current portion	197,767	297,118
Senior Secured Notes	595,584	595,373
Non-current liabilities associated with facilities lease losses	2,557	3,984
Non-current deferred revenue	66,848	65,242
Non-current income tax liability	64,377	61,421
Other non-current liabilities	9,165	8,671

Total liabilities	1,545,635	1,607,874

Stockholders’ equity:
Common stock	477	461
Additional paid-in capital	2,130,417	2,047,563
Accumulated other comprehensive loss	(2,488)	(2,827)
Retained earnings	55,896	1,104

Total stockholders’ equity	2,184,302	2,046,301

Total liabilities and stockholders’ equity	$3,729,937	$3,654,175

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended Apr 30, 2011 and May 1, 2010

(in thousands)

(unaudited)

	Three Months Ended
	Apr 30, 2011	May 1, 2010
Cash flows from operating activities:
Net income	$27,613	$22,380
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits or detriments from stock-based compensation	877	(63)
Depreciation and amortization	51,712	46,600
Loss on disposal of property and equipment	1,734	645
Amortization of debt issuance costs and original issue discount	4,466	5,121
Net (gains) losses on investments	6	(385)
Provision for doubtful accounts receivable and sales allowances	2,643	2,823
Non-cash compensation expense	22,530	30,146
Capitalization of interest cost	—	(3,720)
Changes in assets and liabilities:
Restricted Cash	—	12,500
Accounts receivable	(27,576)	(23,691)
Inventories	(7,345)	(4,067)
Prepaid expenses and other assets	(3,889)	5,576
Deferred tax assets	(24)	—
Accounts payable	8,329	(28,909)
Accrued employee compensation	29,130	18,675
Deferred revenue	6,552	10,339
Other accrued liabilities	(1,899)	(23,235)
Liabilities associated with facilities lease losses	(1,154)	(3,013)

Net cash provided by operating activities	113,705	67,722

Cash flows from investing activities:
Purchases of short-term investments	(13)	—
Proceeds from maturities and sale of short-term investments	1	1,787
Purchases of property and equipment	(27,180)	(62,070)

Net cash used in investing activities	(27,192)	(60,283)

Cash flows from financing activities:
Payment of debt issuance fees related to the Senior Secured Notes	—	(3,002)
Payment of principal related to the revolving credit facility	—	(14,050)
Payment of principal related to convertible subordinate debt	—	(172,500)
Payment of principal related to the term loan	(58,892)	(15,699)
Common stock repurchases	—	(20,003)
Payment of principal related to capital leases	(437)	—
Proceeds from issuance of common stock, net	21,911	9,788
Excess tax benefits or detriments from stock-based compensation	(877)	63

Net cash used in financing activities	(38,295)	(215,403)

Effect of exchange rate fluctuations on cash and cash equivalents	1,161	(1,386)

Net increase (decrease) in cash and cash equivalents	49,379	(209,350)
Cash and cash equivalents, beginning of period	414,183	496,583

Cash and cash equivalents, end of period	$463,562	$287,233

BROCADE COMMUNICATIONS SYSTEMS, INC.

GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six Months Ended Apr 30, 2011 and May 1, 2010

(in thousands)

(unaudited)

	Six Months Ended
	Apr 30, 2011	May 1, 2010
Cash flows from operating activities:
Net income	$54,792	$73,475
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefits or detriments from stock-based compensation	877	(63)
Depreciation and amortization	104,234	97,613
Loss on disposal of property and equipment	1,910	9,459
Amortization of debt issuance costs and original issue discount	9,195	11,784
Net gains on investments	(10)	(217)
Provision for doubtful accounts receivable and sales allowances	5,071	5,867
Non-cash compensation expense	42,436	51,668
Capitalization of interest cost	—	(7,035)
Changes in assets and liabilities:
Restricted Cash	—	12,502
Accounts receivable	22,236	(5,588)
Inventories	(17,664)	(4,668)
Prepaid expenses and other assets	(6,907)	10,557
Deferred tax assets	(30)	—
Accounts payable	(10,253)	(68,644)
Accrued employee compensation	19,714	(48,480)
Deferred revenue	21,169	11,274
Other accrued liabilities	(11,975)	(7,199)
Liabilities associated with facilities lease losses	(2,854)	(5,476)

Net cash provided by operating activities	231,941	136,829

Cash flows from investing activities:
Purchases of short-term investments	(38)	(24)
Proceeds from maturities and sale of short-term investments	20	1,788
Proceeds from sale of property	—	30,185
Purchases of property and equipment	(50,575)	(109,387)

Net cash used in investing activities	(50,593)	(77,438)

Cash flows from financing activities:
Payment of debt issuance fees related to the Senior Secured Notes	—	(3,002)
Payment of principal related to the revolving credit facility	—	(14,050)
Payment of principal related to convertible subordinate debt	—	(172,500)
Payment of principal related to the term loan	(98,640)	(522,244)
Common stock repurchases	—	(20,003)
Payment of principal related to capital leases	(868)	—
Proceeds from Senior Secured Notes	—	587,968
Proceeds from issuance of common stock, net	47,388	39,819
Excess tax benefits or detriments from stock-based compensation	(877)	63

Net cash used in financing activities	(52,997)	(103,949)

Effect of exchange rate fluctuations on cash and cash equivalents	1,227	(2,402)

Net increase (decrease) in cash and cash equivalents	129,578	(46,960)
Cash and cash equivalents, beginning of period	333,984	334,193

Cash and cash equivalents, end of period	$463,562	$287,233

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	Apr 30, 2011	May 1, 2010
Net income on a GAAP basis	$27,613	$22,380
Adjustments:
Stock-based compensation expense included in cost of revenues	4,167	4,136
Amortization of intangible assets expense included in cost of revenues	14,466	14,467
Legal fees associated with certain pre-acquisition litigation	216	17

Total gross margin adjustments	18,849	18,620

Legal fees associated with indemnification obligations and other related costs, net	—	277
Stock-based compensation expense included in research and development	5,111	8,933
Stock-based compensation expense included in sales and marketing	9,619	13,144
Stock-based compensation expense included in general and administrative	3,633	3,933
Amortization of intangible assets expense included in operating expenses	15,023	16,190

Total operating expense adjustments	33,386	42,477

Total operating income adjustments	52,235	61,097
Loss on sale of property	—	(47)
Interest expense related to adoption of new standards relating to convertible debt instruments	—	348
Income tax effect of adjustments	(17,037)	(21,044)

Non-GAAP net income	$62,811	$62,734

Non-GAAP net income per share – basic	$0.13	$0.14

Non-GAAP net income per share – diluted	$0.13	$0.13

Shares used in non-GAAP per share calculation – basic	473,209	442,816

Shares used in non-GAAP per share calculation – diluted	501,511	481,290

See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.

RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Six Months Ended
	Apr 30, 2011	May 1, 2010
Net income on a GAAP basis	$54,792	$73,475
Adjustments:
Stock-based compensation expense included in cost of revenues	7,027	7,049
Amortization of intangible assets expense included in cost of revenues	28,932	32,316
Legal fees associated with certain pre-acquisition litigation	293	317

Total gross margin adjustments	36,252	39,682

Legal fees associated with indemnification obligations and other related costs, net	124	578
Stock-based compensation expense included in research and development	9,394	15,116
Stock-based compensation expense included in sales and marketing	18,411	22,843
Stock-based compensation expense included in general and administrative	7,604	6,660
Amortization of intangible assets expense included in operating expenses	31,213	33,243
Acquisition and integration costs	—	204

Total operating expense adjustments	66,746	78,644

Total operating income adjustments	102,998	118,326
Loss on sale of property	—	8,737
Interest expense related to adoption of new standards relating to convertible debt instruments	—	2,490
Income tax effect of adjustments	(34,245)	(46,284)

Non-GAAP net income	$123,545	$156,744

Non-GAAP net income per share – basic	$0.26	$0.36

Non-GAAP net income per share – diluted	$0.25	$0.32

Shares used in non-GAAP per share calculation – basic	469,158	440,948

Shares used in non-GAAP per share calculation – diluted	496,338	488,818

See explanation of non-GAAP information included herein.